Exhibit 24

(DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ John W. Daniels, Jr.

John W. Daniels, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Mark F. Furlong

Mark F. Furlong

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ David J. Lubar

David J. Lubar

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 5th day of May, 2008.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 2nd day of May, 2008.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2007.

/s/ Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

(Acquisition Shelf Registration Statement on Form S-4)

The undersigned director of Marshall & Ilsley Corporation designates each of Mark F. Furlong and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 22nd day of April, 2008.

/s/ James B. Wigdale

James B. Wigdale